SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): __July 24, 2007__

VIPER NETWORKS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	0032939	87-0410279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10373 Roselle Street, Suite 170, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (858) 452-8737

_____________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Forward-Looking Statements

THE STATEMENTS CONTAINED IN THIS CURRENT REPORT THAT ARE NOT HISTORICAL FACTS ARE “FORWARD-LOOKING STATEMENTS (AS THAT TERM IS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995), THAT CAN BE IDENTIFIED BY THE USE OF FORWARD-LOOKING WORDS SUCH AS “BELIEVES, “EXPECTS, “MAY,” “WILL,” “SHOULD,” OR “ANTICIPATES,” OR THE NEGATIVE OF THESE WORDS OR OTHER VARIATIONS OF THESE WORDS OR COMPARABLE WORDS, OR BY DISCUSSIONS OF STRATEGY THAT INVOLVE RISKS AND UNCERTAINTIES. MANAGEMENT WISHES TO CAUTION THE READER THAT THESE FORWARD-LOOKING STATEMENTS INCLUDING, BUT NOT LIMITED TO, STATEMENTS REGARDING THE PLANNED EFFORTS TO IMPLEMENT THE COMPANY’S BUSINESS PLAN AND ANY OTHER EFFORTS THAT THE COMPANY INTENDS TO TAKE IN AN ATTEMPT TO GROW THE COMPANY, ENHANCE SALES, ATTRACT & RETAIN QUALIFIED PERSONNEL, AND OTHERWISE EXPAND THE COMPANY’S BUSINESS ARE NOT HISTORICAL FACTS AND ARE ONLY PREDICTIONS.  NO ASSURANCES CAN BE GIVEN THAT SUCH PREDICTIONS WILL PROVE CORRECT OR THAT THE ANTICIPATED FUTURE RESULTS WILL BE ACHIEVED.  ACTUAL EVENTS OR RESULTS MAY DIFFER MATERIALLY EITHER BECAUSE ONE OR MORE PREDICTIONS PROVE TO BE ERRONEOUS OR BECAUSE OF THE CONTINUING RISKS FACING THE COMPANY. SUCH RISKS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:  THE PROSPECTS AND FINANCIAL CONDITION OF THE COMPANY, OUR ABILITY TO IMPLEMENT OUR PLANNED BUSINESS STRATEGY, THE RISK ASSOCIATED WITH AN EARLY STAGE COMPANY, AND THE UNCERTAINTIES AND RISKS OF A SMALL COMPANY WITH LIMITED MANAGERIAL, FINANCIAL, AND MARKETING RESOURCES. ANY ONE OR MORE OF THESE AND OTHER RISKS COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE FUTURE RESULTS INDICATED, EXPRESSED, OR IMPLIED IN SUCH FORWARD-LOOKING STATEMENTS.

As used herein, the terms, “we,” “us,” “our,” and the “Company” refers to Viper Networks, Inc., a Nevada corporation and its subsidiaries, unless otherwise stated.

ITEM  1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 24, 2007, we entered into an agreement with each of the holders of our Series A Preferred Stock. Under the terms of an Agreement to Waive Conversion Rights (the “Agreement”) that we entered into with each of the four holders of our Series A Preferred Stock (the “Holders”), each of the Holders agreed to waive their right to convert the Series A Preferred Stock into shares of our Common Stock until January 1, 2008. The waiver was granted by each of them in exchange for consideration consisting of the Company’s payment of the sum of $100 plus other good and valuable consideration to each Holder.

The Agreement also allows us to grant any Holder limited relief of the waiver so as to allow a Holder, upon written notice from the Company, to lift the restriction on conversion for a specified number of shares of our Series A Preferred Stock prior to the expiration of the waiver.  After January 1, 2008, the waiver provided in each Agreement expires and each Holder is no longer burdened by it.

The following Holders entered into the Agreement:

Name of Holder                                                      No. of Series A Preferred Held

John L. Castiglione                                                                 443,566
Farid Shouekani                                                                  3,315,191
Jason Sunstein                                                                        276,004
Ronald G. Weaver, Sr.                                                           100,000

The Agreement with each Holder also was undertaken in connection with an action by a majority of the holders of the equity voting rights adopted by written consent on the same date, as described below.

We believe that the waiver by each of the Holders may, to a limited extent, better allow us to meet some of our short-term financial needs and otherwise allow us to avoid some unnecessary debt financing.

ITEM  3.02    UNREGISTERED SALES OF EQUITY SECURITIES

When we entered into an Agreement to Waive Conversion Rights with each of the four holders of our Series A Preferred Stock, the waiver that each of them granted us may be considered the sale of an unregistered equity security in that it changed the rights that each Holder has, at least until January 1, 2008, to convert the Series A Preferred Stock, into shares of our common stock.

In entering into these Agreements with each of the four Holders, we did not receive any proceeds from the transactions and we did not use any NASD-registered broker-dealer or other third party to assist us in these matters. All of the Holders are officers and directors or former officers and directors of the Company and each assured us that they are Accredited Investors and sophisticated and experienced in making business, financial, and investment decisions. Each was also granted unrestricted access to our books and records and an opportunity to ask questions of our existing officers and directors and receive answers to all said questions. Each of them also acknowledged that the Agreement entered into does not change the restrictions imposed upon persons who hold “restricted securities” (as that term is defined in the Securities Act of 1933).

ITEM  5.03    AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS;CHANGE IN FISCAL YEAR

On July 24, 2007, five stockholders holding an aggregate of over 66.3% of the outstanding equity voting rights of our Company approved an amendment to Article Fourth of our Articles of Incorporation pursuant to Section 78.320 of the Nevada General Corporation Law.

Under the terms of the Amendment, Article Fourth of our Articles of Incorporation is to be amended so that, as amended, our authorized common stock (par value $0.001) is to be increased from its present limit of 250,000,000 shares to 350,000,000 shares.

The stockholders also authorized the Company’s Board of Directors to prepare and file the Amendment with the Nevada Secretary of State.

We intend to file the Amendment in the near future. To the extent that we are able to raise additional capital in the future, we believe that the increase in the authorized common stock may allow us to better meet some, but certainly not all, of our financial needs.

We continue to face financial challenges in executing our business plan and we cannot assure you that these actions will sufficiently address or resolve our financial difficulties.

(A)  Factors That May Affect Future Results

In General. The purchase of shares of our common stock is very speculative and involves a very high degree of risk. Our business organization and structure all involve elements of risk.  In many instances, these risks arise from factors over which we will have little or no control.  Some adverse events may be more likely than others and the consequence of some adverse events may be greater than others.  No attempt has been made to rank risks in the order of their likelihood or potential harm.

1)           The market price of our common stock may fluctuate significantly.

           The market price of our common shares may fluctuate significantly in response to factors, some of which are beyond our control, such as:

•	the announcement of new technologies by us or our competitors;

•	quarterly variations in our and our competitors’ results of operations;

•	changes in earnings estimates or recommendations by securitiesanalysts;

•	developments in our industry;

           •  general market conditions and other factors, including factors unrelated to our own operating performance;

           •  changing regulatory exposure, laws, rules and regulations which may change; and

•	tax incentives and other changes in the tax code.

Further, the stock market in general has recently experienced extreme price and volume fluctuations. Continued market fluctuations could result in extreme volatility in the price of our common shares, which could cause a decline in the value of our common shares. You should also be aware that price volatility might be worse if the trading volume of our common shares is low.

2)           Trading of our common stock is limited.

Our Common Stock is traded only on the OTC Pink Sheets and there can be no guarantee that we will gain or achieve any listing on the NASD Electronic Bulletin Board. Trading in our stock has historically been limited and sporadic with no continuous trading market over any long or extended period of time. This has adversely effected the liquidity of our securities, not only in terms of the number of securities that can be bought and sold at a given price, but also through delays in the timing of transactions and reduction in security analysts' and the media's coverage of us. This may result in lower prices for our common stock than might otherwise be obtained and could also result in a larger spread between the bid and asked prices for our common stock. There will likely be only limited liquidity and investors will not likely have the ability to purchase or sell our common stock in any significant quantities.  This too will sharply limit interest by individual and institutional investors.

3)           Limited Financial Resources and Future Dilution

We are a small company and we have limited financial resources.  While we believe that we have some significant growth opportunities, we cannot assure you that we will be successful in obtaining additional financial resources to meet our financial needs or, we are successful in doing so, that we can obtain such financial resources on terms that are reasonable in light of our current financial circumstances. To the extent that we are able, we anticipate that we may raise additional capital in the future and we cannot assure you that we will be successful in raising additional capital or if we do, that current investors will not suffer immediate and substantial dilution as a result of any successful financing transactions.

ITEM  9.01                                Financial Statements and Exhibits

(d)           Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description
3.1(i)	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER NETWORKS, INC.

Date: July 27, 2007	By:	/s/ Farid Shouekani
Farid Shouekani, President